UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2006

MAXIMUS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-12997	54-1000588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11419 Sunset Hills Road, Reston, Virginia		20190-5207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (703) 251-8500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On May 3, 2006, the Company issued a press release announcing its financial results for the period ended March 31, 2006. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

On May 4, 2006, the Company held a conference call with respect to these financial results. The conference call was open to the public. A transcript of the conference call and the slide presentation that accompanied the conference call are furnished as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are being furnished pursuant to Item 2.02 above.

Exhibit No.	Description

99.1	Press release dated May 3, 2006

99.2	Transcript of Earnings Conference Call – May 4, 2006

99.3	Slide Presentation for Quarterly Earnings Call – May 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: May 5, 2006	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 3, 2006

99.2	Transcript of Earnings Conference Call – May 4, 2006

99.3	Slide Presentation for Quarterly Earnings Call – May 4, 2006